SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 19, 2005

RUBIO’S RESTAURANTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26125	33-0100303
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1902 Wright Place, Suite 300, Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (760) 929-8226
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Item 9.01 Exhibits

Item 2.02. Results of Operations and Financial Condition

On January 19, 2005, the registrant issued a press release announcing certain financial information regarding its fourth quarter and the fiscal year ended December 26, 2004, and the matters discussed under Item 4.02 below, which include the adjustment of historical financial statements. The press release is attached as Exhibit 99.1 hereto. This information, including Exhibit 99.1, shall be deemed to be “furnished” in accordance with Securities and Exchange Commission release numbers 33-8215 and 34-47583.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) On January 19, 2005, the Audit Committee, in consultation with the registrant’s current and former independent accountants, concluded that the registrant’s historical financial statements for the last three fiscal years and each of the reported fiscal quarters in 2004 should be restated to correct certain errors relating to accounting for leased stores, and that such financial statements should no longer be relied upon. The press release attached hereto as Exhibit 99.1 announces the intended adjustment to the registrant’s historical financial statements and is incorporated in this Item 4.02(a) by reference.

Item 9.01. Financial Statements and Exhibits

(c) The following exhibits are filed with this report:

Exhibit No.      Description

99.1                  Press Release, dated January 19, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 19, 2005

RUBIO’S RESTAURANTS, INC.

By:	/s/ John Fuller
John Fuller
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exh. 99.1	Press Release, dated January 19, 2005